UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2009

Enhance Skin Products Inc
(Exact name of registrant as specified in its charter)

Nevada	000-52755	84-1724410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

695 South Colorado Boulevard, Suite 480 Denver, Colorado	80246
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 644 8318

Copies of Communications to:
Stepp Law Corporation
15707 Rockfield Boulevard, Suite 101, Irvine, CA 92618
Telephone:  949.660.6700  Facsimile:  949.660.9010
tes@stepplawgroup.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 8, 2009, (i) Moore & Associates, Chartered (the “Former Accountant”) resigned as our independent registered public accountants and (ii) we approved the engagement of Seale and Beers, CPAs (the “New Accountant”) to serve as our independent registered public accountants for our fiscal year ending April 30, 2009. The New Accountant was engaged on August 9, 2009.

The Former Accountant issued its auditor’s report regarding our financial statements for our fiscal year ended April 30, 2008, which included an explanatory paragraph as to our ability to continue as a going concern.

Other than the going concern uncertainty described above, the Former Accountant’s auditor’s report regarding our financial statements for our fiscal year ended April 30, 2008, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

During the periods ended April 30, 2009, and April 30, 2008 and through the date of this Current Report on Form 8-K/A, there have been no disagreements with the Former Accountant (as defined in Item 304(a)(1)(iv) of Regulation S-K) regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference thereto in its report regarding our financial statements for such periods.

During the periods ended April 30, 2009 and through the date of this Current Report on Form 8-K/A there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

During the periods ended April 30, 2009 and April 30, 2008 and through the date of this Current Report on Form 8-K/A, neither we nor anyone on our behalf has consulted with the New Accountant regarding either:

1.
The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered regarding our financial statements, and neither was a written report provided to us nor was oral advice provided that the New Accountant concluded was an important factor considered by us in making a decision as to an accounting, auditing, or financial reporting issue; or

2.	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

On September 2, 2009, we received a letter from the Securities and Exchange Commission informing us that on August 27, 2009, the Public Company Accounting

Oversight Board (“PCAOB”) revoked the registration of Moore and Associates, Chartered, defined earlier in this report as the “Former Accountant”, because of violations by Moore and Associates, Chartered of PCAOB rules and auditing standards in auditing financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and non cooperation with a PCAOB investigation.  A copy of the order may be found at:
http://www.pcaobus.org/Enforcement/DisciplinaryProceedings/200908-27Moore.pdf.

On August 8, 2009, the date that the Former Accountant resigned as our independent registered public accountant, we were not aware of the action taken by the PCAOB against the Former Accountant.

We have requested the Former Accountant to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above information.  The requested letter has not been received from the Former Accountant as of the date of the filing of this Current Report on Form 8-K/A, but upon receipt of that letter, we will file an amended Current Report on Form 8-K/A, with that letter attached as Exhibit 16.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

Enhance Skin Products Inc.

By: /s/ Brian Lukian
Chief Financial Officer

Date:  September 4, 2009